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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT



We consent to incorporation by reference in the Registration Statement on Form S-8 pertaining to NATCO Group Inc.'s Profit Sharing and Savings Plan of our report dated March 1, 2000 included in NATCO Group Inc.'s Form 10-K for the year ended December 31, 1999.


                                             /s/   KPMG LLP


Houston, Texas
September 22, 2000